                              Mortgage Loan Group I


                    Mortgage Rates for Mortgage Loan Group I

                                              Number of              Aggregate Principal         Percent of
Range of Mortgage Rates                    Mortgage Loans            Balance Outstanding         Loan Group
-----------------------                    --------------            -------------------         ----------
6.000% to 6.499%....................               170                  $  26,307,189                7.7%
6.500% to 6.999%....................               498                     74,320,170               21.9
7.000% to 7.499%....................               324                     47,538,590               14.0
7.500% to 7.999%....................               527                     66,578,173               19.6
8.000% to 8.499%....................               340                     38,757,428               11.4
8.500% to 8.999%....................               463                     45,193,617               13.3
9.000% to 9.499%....................               224                     18,841,203                5.5
9.500% to 9.999%....................               199                     13,946,781                4.1
10.000% to 10.499%..................                70                      4,624,998                1.4
10.500% to 10.999%..................                39                      2,055,295                0.6
11.000% to 11.499%..................                14                      1,132,528                0.3
11.500% to 11.999%..................                 5                        215,480                0.1
12.000% to 12.499%..................                 2                        136,995                0.0
12.500% to 12.999%..................                 2                        351,820                0.1
                                                 -----                   ------------              -----
          Totals....................             2,877                   $340,000,267              100.0%
                                                 =====                   ============              =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 6.250% per annum to 12.630% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.750% per annum.

          Remaining Months to Stated Maturity for Mortgage Loan Group I

                                              Number of              Aggregate Principal         Percent of
Range of Remaining Terms (Months)          Mortgage Loans            Balance Outstanding         Loan Group
---------------------------------          --------------            -------------------         ----------
49 to 60...............................              5                  $    276,257                  0.1%
61 to 72...............................              1                       108,200                  0.0
73 to 84...............................              7                       512,749                  0.2
85 to 96...............................              1                        21,691                  0.0
97 to 108..............................              2                        85,400                  0.0
109 to 120.............................             76                     4,693,256                  1.4
121 to 132.............................              1                        58,338                  0.0
133 to 144.............................              7                       562,506                  0.2
145 to 156.............................              1                        89,000                  0.0
157 to 168.............................              1                        36,607                  0.0
169 to 180.............................            783                    83,156,510                 24.5
181 to 192.............................              2                       162,291                  0.0
193 to 204.............................              1                        94,083                  0.0
205 to 216.............................              2                       410,007                  0.1
217 to 228.............................              2                       275,734                  0.1
229 to 240.............................            509                    56,984,047                 16.8
277 to 288.............................              1                       109,400                  0.0
289 to 300.............................             11                     1,163,576                  0.3
301 to 312.............................              1                       151,851                  0.0
325 to 336.............................              1                       121,200                  0.0
349 to 360.............................          1,462                   190,927,564                 56.2
                                                 -----                  ------------                -----
         Totals........................          2,877                  $340,000,267                100.0%
                                                 =====                  ============                =====


         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 58 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 290 months.

       Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                    Number of              Aggregate Principal         Percent of
Loan Principal Balances                    Mortgage Loans            Balance Outstanding         Loan Group
--------------------------                 --------------            -------------------         ----------
$100,000 or less.......................         1,439                    $ 89,997,935               26.5%
$100,001 to $150,000...................           635                      78,612,453               23.1
$150,001 to $200,000...................           432                      74,594,376               21.9
$200,001 to $250,000...................           221                      49,223,023               14.5
$250,001 to $300,000...................            83                      22,371,886                6.6
$300,001 to $350,000...................            34                      11,175,455                3.3
$350,001 to $400,000...................            21                       7,952,915                2.3
$400,001 to $450,000...................             4                       1,690,957                0.5
$450,001 to $500,000...................             5                       2,411,440                0.7
$500,001 to $550,000...................             1                         549,500                0.2
$650,001 to $700,000...................             1                         696,607                0.2
$700,001 to $750,000...................             1                         723,721                0.2
                                                -----                    ------------              -----
         Totals........................         2,877                    $340,000,267              100.0%
                                                =====                    ============              =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $14,838 to approximately $723,721 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $118,179.

                     Product Types for Mortgage Loan Group I

                                              Number of              Aggregate Principal         Percent of
Product Type                               Mortgage Loans            Balance Outstanding         Loan Group
------------                               --------------            -------------------         ----------
5 to 9 Year Fixed Rate Mortgage Loan...            16                    $  1,004,297                0.3%
10 to 14 Year Fixed Rate Mortgage Loan.            85                       5,403,101                1.6
15 to 19 Year Fixed Rate Mortgage Loan.           458                      41,979,707               12.3
20 to 24 Year Fixed Rate Mortgage Loan.           510                      57,093,447               16.8
25 to 29 Year Fixed Rate Mortgage Loan.            13                       1,436,627                0.4
30 Year Fixed Rate Mortgage Loan.......         1,462                     190,927,564               56.2
Balloon Loan...........................           333                      42,155,525               12.4
                                                -----                    ------------              -----
         Totals........................         2,877                    $340,000,267              100.0%
                                                =====                    ============              =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................              46                $  5,052,132                1.5%
Arkansas.................................              36                   2,260,982                0.7
California...............................             345                  63,171,280               18.6
Colorado.................................              52                   7,496,340                2.2
Connecticut..............................              42                   5,659,342                1.7
Delaware.................................               8                     872,830                0.3
District of Columbia.....................              13                   1,806,635                0.5
Florida..................................             538                  55,160,010               16.2
Hawaii...................................               1                     249,527                0.1
Idaho....................................               3                     308,357                0.1
Illinois.................................             110                  12,558,962                3.7
Indiana..................................             101                   7,095,520                2.1
Iowa.....................................               3                     292,320                0.1
Kansas...................................              14                   1,319,601                0.4
Kentucky.................................              36                   3,048,596                0.9
Louisiana................................              52                   4,256,607                1.3
Maine....................................              15                   1,480,185                0.4
Maryland.................................              53                   6,665,978                2.0
Massachusetts............................              50                   8,330,288                2.5
Michigan.................................             122                  11,013,696                3.2
Minnesota................................              29                   3,198,778                0.9
Mississippi..............................              30                   1,904,050                0.6
Missouri.................................              70                   5,388,156                1.6
Montana..................................               3                     256,862                0.1
Nebraska.................................               4                     235,653                0.1
Nevada...................................              25                   2,660,861                0.8
New Hampshire............................              18                   2,432,152                0.7
New Jersey...............................             155                  24,160,898                7.1
New Mexico...............................              17                   1,715,797                0.5
New York.................................             281                  43,490,177               12.8
North Carolina...........................              17                   1,058,266                0.3
North Dakota.............................               1                      41,280                0.0
Ohio.....................................              84                   6,742,870                2.0
Oklahoma.................................              31                   2,326,064                0.7
Oregon...................................              23                   2,791,882                0.8
Pennsylvania.............................             128                  12,522,914                3.7
Rhode Island.............................              10                   1,711,573                0.5
South Carolina...........................              34                   2,850,416                0.8
South Dakota.............................               3                     254,664                0.1
Tennessee................................             104                   7,757,586                2.3
Texas....................................              14                   1,195,568                0.4
Utah.....................................               7                     686,466                0.2
Vermont..................................               3                     299,915                0.1
Virginia.................................              76                   8,823,495                2.6
Washington...............................              32                   4,532,462                1.3
West Virginia............................              20                   1,339,873                0.4
Wisconsin................................              17                   1,426,488                0.4
Wyoming..................................               1                      95,914                0.0
                                                    -----                ------------              -----
         Totals..........................           2,877                $340,000,267              100.0%
                                                    =====                ============              =====

         No more than approximately 0.3% of the Group I Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

             Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................              343               $ 28,079,157                   8.3%
50.01% to 55.00%.......................               77                  9,291,577                   2.7
55.01% to 60.00%.......................              137                 14,973,793                   4.4
60.01% to 65.00%.......................              193                 26,680,640                   7.8
65.01% to 70.00%.......................              361                 43,280,746                  12.7
70.01% to 75.00%.......................              357                 46,075,972                  13.6
75.01% to 80.00%.......................              560                 69,327,976                  20.4
80.01% to 85.00%.......................              399                 48,677,973                  14.3
85.01% to 90.00%.......................              368                 43,796,220                  12.9
90.01% to 95.00%.......................               82                  9,816,213                   2.9
                                                   -----               ------------                 -----
         Totals........................            2,877               $340,000,267                 100.0%
                                                   =====               ============                 =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 6.49% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 73.57%.

                     Loan Purpose for Mortgage Loan Group I

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.......................................           178             $ 19,629,174                 5.8%
Refinance--Rate/Term............................          211               24,858,499                 7.3
Refinance--Cashout..............................        2,488              295,512,595                86.9
                                                        -----             ------------               -----
         Totals................................         2,877             $340,000,267               100.0%
                                                        =====             ============               =====

             Types of Mortgaged Properties for Mortgage Loan Group I

                                                     Number of         Aggregate Principal        Percent of
Property Type                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Single-Family Detached........................         2,270               $270,241,226              79.5%
Two- to Four-Family Dwelling Unit.............           217                 31,548,167               9.3
Planned Unit Development......................           154                 15,273,930               4.5
Condominium...................................           131                 14,339,424               4.2
Small Mixed Use...............................            17                  2,669,038               0.8
Cooperative Unit..............................             3                    315,187               0.1
Manufactured Housing..........................            85                  5,613,296               1.7
                                                       -----               ------------             -----
         Totals...............................         2,877               $340,000,267             100.0%
                                                       =====               ============             =====

                 Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            2,175               $243,943,180             71.7%
24 Month Bank Statement.....................              213                 32,782,709              9.6
Reduced Documentation.......................               44                  6,105,533              1.8
Stated Income...............................              445                 57,168,846             16.8
                                                        -----               ------------            -----
         Totals.............................            2,877               $340,000,267            100.0%
                                                        =====               ============            =====

                    Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................           2,665                $321,246,273               94.5%
Second Home.................................              12                   1,325,461                0.4
Investment Property.........................             200                  17,428,534                5.1
                                                       -----                ------------              -----
         Totals.............................           2,877                $340,000,267              100.0%
                                                       =====                ============              =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

               Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................              814               $ 95,488,413               28.1%
1...........................................            1,125                133,232,682               39.2
2...........................................              904                107,286,630               31.6
3...........................................               14                  1,762,909                0.5
4...........................................                4                    451,383                0.1
5...........................................                7                  1,146,193                0.3
6...........................................                1                    199,443                0.1
9...........................................                3                    246,440                0.1
10..........................................                3                    105,797                0.0
11..........................................                1                     43,769                0.0
12..........................................                1                     36,607                0.0
                                                        -----               ------------              -----
         Totals.............................            2,877               $340,000,267              100.0%
                                                        =====               ============              =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 1 month.

                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................             512                $ 72,389,803               21.3%
AO..........................................             699                  87,214,828               25.7
A-..........................................             117                  12,377,506                3.6
B...........................................             111                  10,651,400                3.1
B-..........................................              23                   2,108,329                0.6
C...........................................              43                   2,109,457                0.6
C-..........................................               2                     137,988                0.0
                                                       -----                ------------               ----
         Sub-Total..........................           1,507                $186,989,312               55.0%
                                                       =====                ============               ====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................              621                $ 74,941,208              22.0%
A2..........................................              523                  55,536,942              16.3
B1..........................................              191                  20,226,317               5.9
B2..........................................               31                   1,772,922               0.5
C1..........................................                4                     533,566               0.2
                                                        -----                ------------             -----
         Sub-Total..........................            1,370                $153,010,955              45.0%
                                                        =====                ============             =====
         Totals.............................            2,877                $340,000,267             100.0%
                                                        =====                ============             =====

                  Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................               1               $     36,607                 0.0%
2002........................................           2,876                339,963,660               100.0
                                                       -----               ------------               -----
        Totals..............................           2,877               $340,000,267               100.0%
                                                       =====               ============               =====

                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................              381               $ 46,088,452               13.6%
12 months...................................              139                 23,564,532                6.9
24 months...................................                9                    852,645                0.3
36 months...................................              488                 59,666,738               17.5
60 months...................................            1,860                209,827,901               61.7
                                                        -----               ------------              -----
        Totals..............................            2,877               $340,000,267              100.0%
                                                        =====               ============              =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans having prepayment penalties is approximately 51 months. With respect to those Group I Mortgage Loans which have prepayment penalties, 95.8% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                     Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal        Percentage of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------        -------------
Not Scored..................................             10             $    551,265                  0.2%
500 to 500..................................              3                  237,733                  0.1
501 to 550..................................            402               40,606,242                 11.9
551 to 600..................................            649               71,589,184                 21.1
601 to 650..................................            850              102,429,102                 30.1
651 to 700..................................            613               75,396,271                 22.2
701 to 750..................................            235               34,508,241                 10.1
751 to 800..................................            108               14,007,648                  4.1
801 to 810..................................              7                  674,582                  0.2
                                                      -----             ------------                -----
         Totals.............................          2,877             $340,000,267                100.0%
                                                      =====             ============                =====

         The Credit Scores of the Group I Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 630.

                             Mortgage Loan Group II


                Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.500% to 5.999%.........................             51                $ 10,902,542                 2.1%
6.000% to 6.499%.........................            173                  34,859,772                 6.8
6.500% to 6.999%.........................            423                  81,386,729                16.0
7.000% to 7.499%.........................            332                  58,607,897                11.5
7.500% to 7.999%.........................            615                 105,257,199                20.6
8.000% to 8.499%.........................            446                  70,530,011                13.8
8.500% to 8.999%.........................            591                  78,171,238                15.3
9.000% to 9.499%.........................            294                  34,911,322                 6.8
9.500% to 9.999%.........................            223                  24,235,929                 4.8
10.000% to 10.499%.......................             75                   7,224,948                 1.4
10.500% to 10.999%.......................             34                   3,167,509                 0.6
11.000% to 11.499%.......................              4                     287,218                 0.1
11.500% to 11.999%.......................              3                     145,295                 0.0
12.000% to 12.499%.......................              2                     239,730                 0.0
12.500% to 12.999%.......................              1                      73,365                 0.0
                                                   -----                ------------               -----
         Totals............................        3,267                $510,000,704               100.0%
                                                   =====                ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 5.750% per annum to 12.875% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 7.854% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
109 to 120...............................                1              $     41,155                0.0%
133 to 144...............................                1                    81,713                0.0
169 to 180...............................                1                    63,700                0.0
205 to 216...............................                1                   104,567                0.0
229 to 240...............................               15                 1,622,570                0.3
289 to 300...............................                1                    92,000                0.0
349 to 360...............................            3,247               507,995,000               99.6
                                                     -----              ------------              -----
         Totals..........................            3,267              $510,000,704              100.0%
                                                     =====              ============              =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 118 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 358 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group II

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
--------------------------                                --------------    -------------------      ----------
$100,000 or less.....................................         1,036            $ 69,444,793              13.6%
$100,001 to $150,000.................................           816             101,881,826              20.0
$150,001 to $200,000.................................           561              97,699,586              19.2
$200,001 to $250,000.................................           389              86,907,624              17.0
$250,001 to $300,000.................................           229              62,021,793              12.2
$300,001 to $350,000.................................           111              36,041,181               7.1
$350,001 to $400,000.................................            50              18,889,466               3.7
$400,001 to $450,000.................................            26              11,133,513               2.2
$450,001 to $500,000.................................            36              17,363,685               3.4
$500,001 to $550,000.................................             2               1,045,220               0.2
$550,001 to $600,000.................................             1                 590,474               0.1
$600,001 to $650,000.................................             3               1,893,670               0.4
$650,001 to $700,000.................................             3               2,050,948               0.4
$700,001 to $750,000.................................             2               1,446,025               0.3
$750,001 to $800,000.................................             1                 786,413               0.2
$800,001 to $850,000.................................             1                 804,487               0.2
                                                              -----            ------------             -----
          Totals.....................................         3,267            $510,000,704             100.0%
                                                              =====            ============             =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $12,743 to approximately $804,487 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $156,107.

                    Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
2/28 LIBOR Loan..........................            1,402              $208,818,215                   40.9%
3/27 LIBOR Loan..........................              687               114,992,711                   22.5
5/25 LIBOR Loan..........................            1,178               186,189,779                   36.5
                                                     -----              ------------                  -----
          Totals..............................       3,267              $510,000,704                  100.0%
                                                     =====              ============                  =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................          113                 $ 13,210,269                 2.6%
Arkansas...................................           17                    1,638,434                 0.3
California.................................          570                  127,628,016                25.0
Colorado...................................          131                   24,140,745                 4.7
Connecticut................................           43                    8,673,612                 1.7
Delaware...................................            8                      891,703                 0.2
District of Columbia.......................           27                    4,629,047                 0.9
Florida....................................          262                   33,367,215                 6.5
Hawaii.....................................            1                      229,175                 0.0
Idaho......................................            2                      145,279                 0.0
Illinois...................................          198                   30,231,410                 5.9
Indiana....................................           51                    4,248,721                 0.8
Iowa.......................................            8                      264,134                 0.1
Kansas.....................................           15                    1,981,135                 0.4
Kentucky...................................           30                    3,059,352                 0.6
Louisiana..................................           24                    2,163,797                 0.4
Maine......................................            8                      989,044                 0.2
Maryland...................................           49                    9,128,253                 1.8
Massachusetts..............................           54                   11,201,890                 2.2
Michigan...................................          285                   33,791,661                 6.6
Minnesota..................................          107                   16,626,899                 3.3
Mississippi................................           15                    1,505,769                 0.3
Missouri...................................          195                   19,849,310                 3.9
Montana....................................            2                      320,365                 0.1
Nebraska...................................            4                      330,466                 0.1
Nevada.....................................           24                    3,892,649                 0.8
New Hampshire..............................           14                    1,677,200                 0.3
New Jersey.................................          169                   33,712,097                 6.6
New Mexico.................................           21                    2,634,776                 0.5
New York...................................          241                   47,608,607                 9.3
North Carolina.............................           50                    6,989,781                 1.4
North Dakota...............................            2                      240,365                 0.0
Ohio.......................................           65                    8,021,264                 1.6
Oklahoma...................................            9                      644,874                 0.1
Oregon.....................................           23                    3,662,715                 0.7
Pennsylvania...............................           74                    6,559,210                 1.3
Rhode Island...............................           10                    2,148,184                 0.4
South Carolina.............................           48                    4,047,654                 0.8
Tennessee..................................           40                    3,875,279                 0.8
Texas......................................           20                    2,093,611                 0.4
Utah.......................................            7                      920,969                 0.2
Vermont....................................            8                      750,544                 0.1
Virginia...................................           40                    6,294,938                 1.2
Washington.................................           60                   10,409,609                 2.0
West Virginia..............................            3                      230,771                 0.0
Wisconsin..................................          120                   13,339,907                 2.6
                                                   -----                 ------------               -----
        Totals.............................        3,267                 $510,000,704               100.0%
                                                   =====                 ============               =====

         No more than approximately 0.5% of the Group II Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

            Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................             127                  $ 15,008,271                 2.9%
50.01% to 55.00%.......................              63                     8,896,578                 1.7
55.01% to 60.00%.......................              95                    17,205,170                 3.4
60.01% to 65.00%.......................             150                    25,217,827                 4.9
65.01% to 70.00%.......................             295                    49,809,565                 9.8
70.01% to 75.00%.......................             396                    57,709,345                11.3
75.01% to 80.00%.......................             891                   146,113,888                28.6
80.01% to 85.00%.......................             582                    89,614,985                17.6
85.01% to 90.00%.......................             586                    87,434,776                17.1
90.01% to 95.00%.......................              82                    12,990,298                 2.5
                                                  -----                  ------------               -----
        Totals.............................       3,267                  $510,000,704               100.0%
                                                  =====                  ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 16.67% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 77.83%.

                     Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.................................                  708               $106,883,157             21.0%
Refinance--Rate/Term......................                 269                 39,531,267              7.8
Refinance--Cashout........................               2,290                363,586,281             71.3
                                                         -----               ------------            -----
         Totals..........................                3,267               $510,000,704            100.0%
                                                         =====               ============            =====

            Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-Family Detached.........................           2,671             $426,477,375            83.6%
Two- to Four-Family Dwelling Unit..............             241               38,425,526             7.5
Planned Unit Development ......................             142               19,827,530             3.9
Condominium....................................             135               17,857,932             3.5
Cooperative Unit...............................               2                  550,945             0.1
Manufactured Housing...........................              76                6,861,397             1.3
                                                          -----             ------------           -----
         Totals................................           3,267             $510,000,704           100.0%
                                                          =====             ============           =====

                Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            2,325             $337,542,527               66.2%
24 Month Bank Statement.....................              274               56,256,081               11.0
Reduced Documentation.......................               43                6,567,043                1.3
Stated Income...............................              625              109,635,053               21.5
                                                        -----             ------------              -----
         Totals.............................            3,267             $510,000,704              100.0%
                                                        =====             ============              =====

                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................            3,043                $486,539,694              95.4%
Second Home.................................                4                     319,782               0.1
Investment Property.........................              220                  23,141,229               4.5
                                                        -----                ------------             -----
         Totals.............................            3,267                $510,000,704             100.0%
                                                        =====                ============             =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................                701                $108,339,999            21.2%
1...........................................              1,296                 200,413,113            39.3
2...........................................              1,200                 190,591,722            37.4
3...........................................                 27                   4,358,426             0.9
4...........................................                 24                   3,966,206             0.8
5...........................................                 15                   1,672,952             0.3
6...........................................                  1                     216,487             0.0
7...........................................                  1                     133,846             0.0
8...........................................                  1                      94,289             0.0
9...........................................                  1                     213,664             0.0
                                                          -----                ------------           -----
         Totals.............................              3,267                $510,000,704           100.0%
                                                          =====                ============           =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans was approximately 1 month.

                 Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................                555                $102,494,284            20.1%
AO..........................................              1,421                 229,120,299            44.9
A-..........................................                348                  52,386,779            10.3
B...........................................                361                  51,390,500            10.1
B-..........................................                103                  13,018,413             2.6
C...........................................                190                  20,287,715             4.0
C-..........................................                  9                     849,724             0.2
                                                          -----                ------------            ----
         Sub-Total..........................              2,987                $469,547,714            92.1
                                                          =====                ============            ====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................              64                $ 10,035,665               2.0%
A2..........................................             125                  17,818,070               3.5
B1..........................................              72                  10,513,502               2.1
B2..........................................              17                   1,920,443               0.4
C1..........................................               2                     165,311               0.0
                                                       -----                ------------             -----
         Sub-Total..........................             280                 $40,452,991               7.9%
                                                       =====                ============             =====
         Totals.............................           3,267                $510,000,704             100.0%
                                                       =====                ============             =====

                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................           3,267                $510,000,704              100.0%
                                                       -----                ------------              -----
         Totals.............................           3,267                $510,000,704              100.0%
                                                       =====                ============              =====

                Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
----------------                               --------------       -------------------           ----------
12.500%  to 12.999%......................             51                $ 10,902,542                   2.1%
13.000%  to 13.499%......................            173                  34,859,772                   6.8
13.500%  to 13.999%......................            423                  81,386,729                  16.0
14.000%  to 14.499%......................            332                  58,607,897                  11.5
14.500%  to 14.999%......................            615                 105,257,199                  20.6
15.000%  to 15.499%......................            446                  70,530,011                  13.8
15.500%  to 15.999%......................            591                  78,171,238                  15.3
16.000%  to 16.499%......................            294                  34,911,322                   6.8
16.500%  to 16.999%......................            223                  24,235,929                   4.8
17.000%  to 17.499%......................             75                   7,224,948                   1.4
17.500%  to 17.999%......................             34                   3,167,509                   0.6
18.000%  to 18.499%......................              4                     287,218                   0.1
18.500%  to 18.999%......................              3                     145,295                   0.0
19.000%  to 19.499%......................              2                     239,730                   0.0
19.500%  to 19.999%......................              1                      73,365                   0.0
                                                   -----                ------------                 -----
         Totals............................        3,267                $510,000,704                 100.0%
                                                   =====                ============                 =====

                 Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................           1,199                $189,772,658               37.2%
12 months...................................               6                   1,343,150                0.3
24 months...................................             323                  55,673,251               10.9
36 months...................................           1,227                 192,885,661               37.8
60 months...................................             512                  70,325,985               13.8
                                                       -----                ------------              -----
         Totals.............................           3,267                $510,000,704              100.0%
                                                       =====                ============              =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans having prepayment penalties is approximately 39 months. With respect to those Group II Mortgage Loans which have prepayment penalties, approximately 81.6% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                Next Adjustment Date for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
--------------------                            --------------      -------------------           ----------
May 2004.................................              1               $   133,846                    0.0%
August 2004..............................              5                   510,449                    0.1
September 2004...........................             11                 1,731,201                    0.3
October 2004.............................              8                 1,065,886                    0.2
November 2004............................            497                75,187,477                   14.7
December 2004............................            579                87,131,909                   17.1
January 2005.............................            301                43,057,447                    8.4
August 2005..............................              5                   573,048                    0.1
September 2005...........................              6                 1,229,788                    0.2
October 2005.............................             12                 2,057,363                    0.4
November 2005............................            249                42,260,642                    8.3
December 2005............................            268                43,086,010                    8.4
January 2006.............................            147                25,785,861                    5.1
April 2007...............................              1                   213,664                    0.0
May 2007.................................              1                    94,289                    0.0
July 2007................................              1                   216,487                    0.0
August 2007..............................              5                   589,455                    0.1
September 2007...........................              9                 1,252,858                    0.2
October 2007.............................             49                 7,774,841                    1.5
November 2007............................            466                74,488,791                   14.6
December 2007............................            465                72,364,402                   14.2
January 2008.............................            181                29,194,991                    5.7
                                                   -----              ------------                  -----
         Totals.............................       3,267              $510,000,704                  100.0%
                                                   =====              ============                  =====

                    Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal           Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding           Loan Group
-------------                                  --------------      -------------------           ----------
Not Scored.................................          13                 $    718,011                 0.1%
495 to 500.................................          10                    1,006,458                 0.2
501 to 550.................................         856                  120,272,948                23.6
551 to 600.................................         992                  149,833,365                29.4
601 to 650.................................         819                  133,014,589                26.1
651 to 700.................................         395                   69,768,578                13.7
701 to 750.................................         135                   25,788,499                 5.1
751 to 800.................................          46                    9,391,973                 1.8
801 to 801.................................           1                      206,283                 0.0
                                                  -----                 ------------                -----
         Totals............................       3,267                 $510,000,704                100.0%
                                                  =====                 ============                =====

         The Credit Scores of the Group II Mortgage Loans that were scored as of the Cut-off Date ranged from 495 to 801 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 601.